                            SCHEDULE 14A INFORMATION

          PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE SECURITIES
                    EXCHANGE ACT OF 1934 (AMENDMENT NO.   )

Filed by the Registrant [X]

Filed by a Party other than the Registrant [ ]

Check the appropriate box:

[ ]  Preliminary Proxy Statement
[ ]  Confidential, for Use of the Commission Only
     (as permitted by Rule 14a-6(e)(2))
[X]  Definitive Proxy Statement
[ ]  Definitive Additional Materials
[ ]  Soliciting Material Pursuant to Section 240.14a-12

                                Moog Inc.
--------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)

--------------------------------------------------------------------------------
      (Name of Person(s) Filing Proxy Statement, if other than Registrant)

Payment of Filing Fee (Check the appropriate box):

[X]  No fee required.

[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

     (1)  Title of each class of securities to which transaction applies:

        ------------------------------------------------------------------------

     (2)  Aggregate number of securities to which transaction applies:

        ------------------------------------------------------------------------

     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

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     (4)  Proposed maximum aggregate value of transaction:

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     (5)  Total fee paid:

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[ ]  Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1)  Amount Previously Paid:

        ------------------------------------------------------------------------

     (2)  Form, Schedule or Registration Statement No.:

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     (3)  Filing Party:

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     (4)  Date Filed:

        ------------------------------------------------------------------------

                                  [MOOG LOGO]

                     MOOG INC., EAST AURORA, NEW YORK 14052

                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

     NOTICE IS HEREBY GIVEN that the Annual Meeting of Shareholders of MOOG Inc. will be held in the Auditorium of the Albright-Knox Art Gallery, 1285 Elmwood Avenue, Buffalo, New York, on Wednesday, February 6, 2002, at 9:15 a.m., for the following purposes:

          1. To elect two directors of the Company, one of whom will be a Class A director, elected by the holders of Class A shares, and one of whom will be a Class B director, elected by the holders of Class B shares, to serve three year terms expiring in 2005, or until the election and qualification of their successors.

          2. To consider and ratify the selection of KPMG LLP, independent certified public accountants, as auditors of the Company for the 2002 fiscal year.

          3. To consider and transact such other business as may properly come before the meeting or any adjournment or adjournments thereof.

     The Board of Directors has fixed the close of business on December 21, 2001 as the record date for determining which shareholders shall be entitled to notice of and to vote at such meeting. SHAREHOLDERS WHO WILL BE UNABLE TO BE PRESENT PERSONALLY MAY ATTEND THE MEETING BY PROXY. SUCH SHAREHOLDERS ARE REQUESTED TO DATE, SIGN AND RETURN THE ENCLOSED PROXY OR USE THE INTERNET OR TELEPHONE VOTING OPTIONS AS DESCRIBED ON THE PROXY CARD. THE PROXY MAY BE REVOKED AT ANY TIME BEFORE IT IS VOTED.

                                          By Order of the Board of Directors

                                          JOHN B. DRENNING, Secretary

Dated:   East Aurora, New York
        January 3, 2002

                                PROXY STATEMENT
                     FOR ANNUAL MEETING OF SHAREHOLDERS OF

                                   MOOG INC.
         TO BE HELD IN THE AUDITORIUM OF THE ALBRIGHT-KNOX ART GALLERY
                     1285 ELMWOOD AVENUE, BUFFALO, NEW YORK
                              ON FEBRUARY 6, 2002

     This Proxy Statement is furnished to shareholders of record on December 21, 2001 by the Board of Directors of MOOG Inc. (the "Company") in connection with the solicitation of proxies for use at the Annual Meeting of Shareholders on Wednesday, February 6, 2002, at 9:15 a.m., and at any adjournments thereof, for the purposes set forth in the accompanying Notice of Annual Meeting of Shareholders. This Proxy Statement and accompanying proxy will be mailed to shareholders on or about January 3, 2002.

     If the enclosed form of proxy is properly executed and returned, the shares represented thereby will be voted in accordance with the instructions thereon. Unless otherwise specified, the proxy shall be deemed to confer authority to vote the shares represented by the proxy "FOR" Proposal 1, the election of directors, and "FOR" Proposal 2, the ratification of KPMG LLP as independent auditors for the fiscal year 2002.

     Any proxy given pursuant to this solicitation may be revoked by the person giving it insofar as it has not been exercised. Such revocation may be made in person at the meeting, or by submitting a proxy bearing a date subsequent to that on the proxy to be revoked, or by written notification to the Secretary of the Company.

                                    GENERAL

     The Board of Directors has fixed the close of business on December 21, 2001 as the record date for determining the holders of common stock entitled to notice of and to vote at the meeting. On December 21, 2001, the Company had outstanding and entitled to vote, a total of 12,915,523 shares of Class A common stock ("Class A shares") and 2,163,522 shares of Class B common stock ("Class B shares"). Holders of Class A shares are entitled to elect at least 25% of the Board of Directors (rounded up to the nearest whole number) so long as the number of outstanding Class A shares is at least 10% of the number of outstanding shares of both classes of common stock. Currently, the holders of Class A shares are entitled, as a class, to elect three directors of the Company, and the holders of the Class B shares are entitled, as a class, to elect the remaining six directors. Other than on matters relating to the election of directors or as required by law, where the holders of Class A shares and Class B shares vote as separate classes, the record holder of each outstanding Class A share is entitled to a one-tenth vote per share and the record holder of each outstanding Class B share is entitled to one vote per share on all matters to be brought before the meeting. The Class A director and the Class B director will be elected by a plurality of the votes cast by the respective class. The other matter submitted to the meeting may be adopted by a majority of the votes cast, a quorum of 6,457,763 Class A shares and 1,081,762 Class B shares being present. The record holders of 9% Cumulative Convertible Exchangeable Preferred Shares, Series B, $1.00 par value ("Series B Preferred Stock") are not entitled to vote on the scheduled matters upon which action is to be taken at the meeting.

     In accordance with New York law, abstentions and broker non-votes are not counted in determining the votes cast in connection with the ratification of the selection of KPMG LLP as auditors of the Company for the 2002 fiscal year. Votes withheld (including broker non-votes) in connection with the election of one or more nominees for director will not be counted and will have no effect.

                           CERTAIN BENEFICIAL OWNERS

SECURITY OWNERSHIP

     The only persons known by the Company to own beneficially more than five percent of the outstanding shares of either class of the voting common stock of the Company are set forth below.

                                                                 CLASS A                 CLASS B
                                                             COMMON STOCK(1)       COMMON STOCK(1)(2)
                                                          ---------------------   ---------------------
                                                          AMOUNT AND              AMOUNT AND
                                                          NATURE OF               NATURE OF
                                                          BENEFICIAL   PERCENT    BENEFICIAL   PERCENT
NAME AND ADDRESS OF BENEFICIAL OWNER                      OWNERSHIP    OF CLASS   OWNERSHIP    OF CLASS
------------------------------------                      ----------   --------   ----------   --------
Moog Inc. Savings and Stock Ownership Plan Trust(3).....    618,435       4.8      707,633       32.7
  c/o Moog Inc.
  Jamison Rd.
  East Aurora, NY 14052
Moog Inc. Retirement Plan Trust(4)......................     66,232        .5      444,904       20.6
  c/o Moog Inc.
  Jamison Rd.
  East Aurora, NY 14052
Moog Family Agreement as to Voting(5)...................    176,741       1.4      365,300       16.9
  c/o Moog Inc.
  Jamison Rd.
  East Aurora, NY 14052
All directors and officers as a group...................    429,624       3.2      159,461        7.4
  (See "Election of Directors," particularly footnotes 9
  and 14 to the table on pages 4 and 5)
Alliance Capital Management LP..........................    843,686       6.5          -0-        -0-
  1345 Avenue of the Americas
  New York, NY 10153

---------------
(1) See the table on pages 4 and 5 containing information concerning the shareholdings of directors and officers of the Company.

(2) Class B shares are convertible into Class A shares on a share-for-share basis.

(3) These shares are allocated to individual participants under the Plan and are voted by the Trustee, HSBC Bank USA, Buffalo, New York, as directed by the participants to whom such shares are allocated. Any allocated shares as to which voting instructions are not received are voted by the Trustee as directed by the Plan's Investment Committee. As of September 29, 2001, 5,419 of the allocated Class A shares and 21,930 of the allocated Class B shares were allocated to accounts of officers and are included in the share totals in the table on pages 4 and 5 for all directors and officers as a group.

(4) Shares held are voted by the Trustee, Manufacturers and Traders Trust Company, Buffalo, New York, as directed by the Moog Inc. Retirement Plan Committee.

(5) Does not include options to acquire 53,250 Class A shares. See "Moog Family Agreement as to Voting" for an explanation as to how the shares shown in the table as beneficially owned are voted.

MOOG FAMILY AGREEMENT AS TO VOTING

     The Moog Family Agreement as to Voting is an agreement among the following relatives of the late Jane B. Moog: her children, Constance Kent Moog Silliman, Nancy Moog Aubrecht, Douglas B. Moog and Susan M. Mitchell; her adult grandchildren; her son-in-law, Richard A. Aubrecht; her daughter-in-law, Jeanne
M. Moog; and Albert K. Hill, former legal counsel to the Company. The agreement relates to 176,741 Class A shares and 365,300 Class B shares, exclusive of currently exercisable options, owned of record or beneficially by the parties to the agreement other than Mr. Hill. Mr. Hill's shares are not covered by the agreement.

     Each of the named parties granted an irrevocable proxy covering that person's shares of stock subject to the agreement to certain parties to the agreement who are required to take any action and cause all shares subject to the agreement to be voted as may be determined by the vote of any four of:
Richard A. Aubrecht, Constance Kent Moog Silliman, Jeanne M. Moog, Douglas B. Moog, Susan M. Mitchell and Albert K. Hill.

     The agreement contains restrictions on the ability of any party to remove all or any shares of stock from the provisions of the agreement and further provides for each of the parties who have the right to vote in certain instances to have successors named by them. In addition, the transfer in any manner of any shares of the Company is subject to the agreement.

     The agreement, by its terms, continues in force until December 31, 2015, and is automatically renewed from year to year after that date unless any party to the agreement gives notice to the other parties of his election to terminate the agreement at least 90 days before December 31 of that year. The agreement also terminates upon the occurrence of certain events.

                      PROPOSAL 1 -- ELECTION OF DIRECTORS

     One of the three classes of the Board of Directors of the Company is elected annually to serve three-year terms. Two directors are to be elected at the meeting, of which one is to be a Class A director and one is to be a Class B director. The Class B director whose term of office expires at the meeting is to be elected by the holders of the outstanding Class B shares. The nominees will be elected to hold office until 2005 and the election and qualification of their successors. The persons named in the enclosed proxy will vote Class A shares for the election of the Class A nominee named below, and Class B shares for the election of the Class B nominee named below, unless the proxy directs otherwise. In the event any of the nominees should be unable to serve as a director, the proxy will be voted in accordance with the best judgment of the person or persons acting under it. It is not expected that either of the nominees will be unable to serve.

NOMINEES AND DIRECTORS

     Certain information regarding nominees for Class A and Class B directors, as well as those directors whose terms of office continue beyond the date of the 2002 Annual Meeting of Shareholders, including their beneficial ownership of equity securities, is set forth below. Unless otherwise indicated, each person held various positions with the Company for the past five years and has sole voting and investment power with respect to the securities beneficially owned. Beneficial ownership includes securities which could be acquired pursuant to currently exercisable options or options which become exercisable within 60 days of the date of this Proxy Statement.

     All of the nominees have previously served as directors and have been elected as directors at prior Annual Meetings of Shareholders.

                                                                                                 SERIES B
                                                                                                PREFERRED
                                                            SHARES OF COMMON STOCK               STOCK(1)
                                                     -------------------------------------   ----------------
                                           FIRST               PERCENT             PERCENT            PERCENT
                                          ELECTED                OF                  OF                 OF
                                    AGE   DIRECTOR   CLASS A    CLASS    CLASS B    CLASS    SHARES    CLASS
                                    ---   --------   -------   -------   -------   -------   ------   -------
NOMINEE FOR CLASS B DIRECTOR
TERM EXPIRING IN 2005
Joe C. Green(2)...................  60      1986      27,437       *      29,708     1.4     11,111     13.3
NOMINEE FOR CLASS A DIRECTOR
TERM EXPIRING IN 2005
Robert T. Brady(3)(4).............  61      1984      91,931       *      44,687     2.1     11,111     13.3
CLASS B DIRECTORS
CONTINUING IN OFFICE
TERM EXPIRING IN 2003
Richard A. Aubrecht(5)(6).........  57      1980      73,018       *      38,064     1.8     17,222     20.6
John D. Hendrick(7)...............  63      1994       2,250       *       1,500       *        -0-      -0-
TERM EXPIRING IN 2004
Kraig H. Kayser(8)(9).............  41      1998       2,400       *         -0-     -0-        -0-      -0-
Robert H. Maskrey(10).............  60      1998      60,530       *      30,475     1.4     13,111     15.7
Albert F. Myers(11)...............  55      1997       2,250       *         -0-     -0-        -0-      -0-
CLASS A DIRECTORS
CONTINUING IN OFFICE
TERM EXPIRING IN 2003
James L. Gray(12).................  66      1999       4,800       *         -0-     -0-        -0-      -0-
TERM EXPIRING IN 2004
Robert R. Banta(13)...............  59      1991      14,540       *       6,900       *     11,111     13.3
All directors and officers as a
  group (sixteen persons).........                   429,624(14)   3.2   159,461(14)   7.4   83,771    100.0

---------------
  *  Does not exceed one percent of the class.

 (1) Each share of Series B Preferred Stock, which has one vote per share on matters as to which the Class is entitled to vote, is convertible into .12878 Class A share. Under an agreement dated October 15, 1988, as amended, the holders of the Series B Preferred Stock appointed as proxies Executive Vice Presidents and Directors Joe C. Green and Robert H. Maskrey, who will vote all shares of such stock as determined by a majority of such shares.

 (2) Mr. Green began his career at the Company in 1966. In 1973, Mr. Green was named Vice President -- Human Resources, and elected to Chief Administrative Officer in 1988. Before joining the Company, Mr. Green worked for General Motors Institute and served as a Captain in the U.S. Army. Mr. Green received his BS from Alfred University in 1962 and completed graduate study in Industrial Psychology at Heidelberg University in Germany.

 (3) Mr. Brady has worked at the Company since 1966 in positions that have encompassed finance, production and operations management. In 1976, Mr. Brady was named Vice President and General Manager of the Aerospace Group. He was elected a director in 1984, and became President and CEO in 1988. In 1996, he was elected Chairman of the Board. Prior to joining Moog, Mr. Brady served as an officer in the U.S. Navy. Mr. Brady received his B.S. from M.I.T. in 1962 and received his MBA from Harvard Business School in 1966.

 (4) Mr. Brady's wife owns 300 Class A shares and is custodian of 1,500 Class A shares for their children, neither of which are included.

 (5) Dr. Aubrecht began his career with the Company in 1969. He worked in various engineering capacities, including three years at the Company's German subsidiary. After three years with American Hospital

     Supply, Dr. Aubrecht rejoined the Company in 1979 as Administrative Vice President and Secretary. In 1988, he became Chairman of the Board, and in 1996 was elected Vice Chairman of the Board and Vice President of Strategy and Technology. Dr. Aubrecht studied at the Sibley School of Mechanical Engineering at Cornell University where he received his B.S., M.S., and Ph.D. degrees.

 (6) Dr. Aubrecht's wife is the beneficial owner of 26,377 Class A shares and 59,487 Class B shares, which are not included.

 (7) Mr. Hendrick is the retired Chairman of Okuma America Inc. located in Charlotte, North Carolina. Prior to joining Okuma, Mr. Hendrick served in the capacity of Vice President for both American Tool and Mitsui Tool Machine. From 1972 to 1978, Mr. Hendrick was employed at Moog Inc., ultimately as Sales and Marketing Manager for the Company's Industrial products. He holds degrees from the University of Pittsburgh and Carnegie Mellon University.

 (8) Mr. Kayser has been President and Chief Executive Officer of Seneca Foods Corporation since 1993. Prior to joining Seneca Foods Corporation in 1991, Mr. Kayser was a Vice President of J.P. Morgan Investment Management. He received his B.A. from Hamilton College and MBA from Cornell University.

 (9) Does not include 65,550 Class A shares and 30,450 Class B shares held in a Seneca Foods Corporation pension plan for which Mr. Kayser is one of three trustees as well as one of a number of beneficiaries. Also not included are 83,850 Class B shares owned by Seneca Foods Corporation, of which Mr. Kayser is President and Chief Executive Officer, a director and a major shareholder, and 24,550 Class A shares owned by the Seneca Foods Foundation, of which Mr. Kayser is a director (see "Certain Beneficial Owners").

(10) Mr. Maskrey has been with the Company since 1964. He served in a variety of engineering capacities through 1976. From 1976 until 1981, Mr. Maskrey was Chief Engineer for the Electronics & Systems Division. In 1981, Mr. Maskrey joined the Aircraft Controls Division, of which he became General Manager and concurrently a Vice President of the Company in 1985. In 1999, he was elected an Executive Vice President and Chief Operating Officer. Mr. Maskrey received his B.S. and M.S. in Mechanical Engineering from M.I.T.

(11) Mr. Myers is Corporate Vice President and Treasurer of Northrop Grumman Corporation. Formerly Chief of the Controls Branch at NASA's Dryden Flight Research Center, Mr. Myers joined Northrop in 1981. He received his B.S. and M.S. degrees in mechanical engineering from the University of Idaho. In addition, he completed a Sloan Fellowship at M.I.T. where he received an M.S. in industrial management.

(12) Mr. Gray was Chairman and Chief Executive Officer of PrimeStar Partners, LP from 1995 until he retired in 1998. Prior to joining PrimeStar Partners, LP, Mr. Gray was Vice Chairman of Time Warner Cable. He received his B.S. in Business Administration from Kent State University and his MBA from the State University of New York at Buffalo.

(13) Mr. Banta has been with the Company since 1983 when he was appointed Vice President -- Finance. He became Executive Vice President and Chief Financial Officer in 1988 and was named a Director in 1991. Prior to joining the Company, Mr. Banta was Executive Vice President of Corporate Banking for M&T Bank. Mr. Banta received his B.S. from Rutgers University and holds an MBA from the Wharton School of Finance and Commerce of the University of Pennsylvania.

(14) Does not include shares held by spouses, or as custodian or trustee for minors, as to which beneficial interest has been disclaimed, or shares held under the "Moog Family Agreement as to Voting" described beginning on page
     3. Includes 188,551 Class A shares subject to currently exercisable options or options which become exercisable within 60 days. Officers and directors of the Company have entered into an agreement among themselves and with the Company's Savings and Stock Ownership Plan (the "SSOP"), the Employees' Retirement Plan and the Company, which provides that prior to selling Class B shares obtained through exercise of a non-statutory option, the remaining officers and directors, the SSOP, the Employees' Retirement Plan and the Company have an option to purchase the shares being sold.

SECTION 16 BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

     During the fiscal year ended September 29, 2001, all executive officers and directors of the Company timely filed with the Securities and Exchange Commission all required reports regarding their beneficial ownership of Company securities.

OTHER DIRECTORSHIPS

     Directors of the Company are presently serving on the following boards of directors of other publicly traded companies:

NAME OF DIRECTOR                                    COMPANY
----------------                                    -------
Robert T. Brady.........  M & T Bank Corporation; Seneca Foods Corporation; Astronics
                          Corporation; National Fuel Gas Company
Richard A. Aubrecht.....  R.P. Adams Company, Inc.
Kraig H. Kayser.........  Seneca Foods Corporation
James L. Gray...........  Adelphia Business Solutions, Inc., Sea Pines Associates,
                          Inc.

BOARD OF DIRECTORS AND COMMITTEE MEETINGS

     From September 30, 2000 to September 29, 2001, the Board of Directors held four meetings. Following are the standing committees of the Board of Directors and the number of meetings they each held during the last fiscal year:

                             NUMBER OF
COMMITTEES                   MEETINGS                           MEMBERS
----------                   ---------                          -------
Audit......................      4       Messrs. Kayser, Hendrick, Gray and Myers
Executive..................      0       Messrs. Aubrecht, Banta, Brady, Green, and Maskrey
Executive Compensation.....      1       Messrs. Hendrick, Gray, Myers and Kayser
Stock Option...............      1       Messrs. Myers, Hendrick, Gray and Kayser

     Every member of the Board of Directors attended at least 75% of meetings of the Board of Directors and of all committees on which he served.

     The Executive Committee, between meetings of the Board of Directors and to the extent permitted by law, exercises all of the powers and authority of the Board in the management of the business of the Company. The Executive Compensation Committee determines the compensation of corporate officers and oversees the compensation of top management of the Company. The Stock Option Committee is responsible for the administration of the stock option plans of the Company and recommends to the Board of Directors proposed recipients of stock options. The Audit Committee recommends the engaging and discharging of the independent auditors, acts as liaison between the independent auditors and the Board of Directors, and oversees the Company's internal accounting controls. The Board of Directors does not have a Nominating Committee.

                           COMPENSATION OF DIRECTORS

     Non-employee directors are paid $1,667 per month and reimbursed for expenses incurred in attending Board and committee meetings. They received aggregate remuneration of $104,000 for the fiscal year ended September 29, 2001.

     The Company's 1998 Stock Option Plan provides that options to purchase Class A shares may be granted to non-employee directors of the Company. During fiscal year 2001, Messrs. Hendrick, Kayser, Gray, and Myers each were granted options to purchase 750 Class A shares at an exercise price per share equal to the fair market value of a Class A share on the date of grant. The options were granted for a period of ten years and become exercisable on the first anniversary of the grant.

     THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THE NOMINEE FOR CLASS B DIRECTOR AND THE NOMINEE FOR CLASS A DIRECTOR.

                         COMPENSATION COMMITTEE REPORT

     The Executive Compensation Committee (the "Compensation Committee") determines the compensation of corporate officers and oversees the administration of executive compensation programs. The Compensation Committee is composed solely of independent, nonemployee directors of the Company. Messrs. Gray, Hendrick, Myers and Kayser served on the Compensation Committee during the past fiscal year. The Compensation Committee is responsible for all elements of executive compensation including base salary, management profit sharing and other benefit programs for key executives.

     The goals of the Company's executive compensation program are to:

          1. Pay competitively to attract, retain and motivate superior executives who must operate in a highly competitive and technologically specialized environment,

          2. Relate total compensation for each executive to overall Company performance as well as individual performance, and

          3. Align executives' performances and financial interests with shareholder value.

     It is the Company's policy to consider the deductibility of executive compensation under applicable income tax rules, as one of many factors used to make specific compensation determinations consistent with the goals of the Company's executive compensation program. Presently and for the foreseeable future, Section 162(m) of the Internal Revenue Code, relating to the nondeductibility of individual annual executive compensation payments in excess of $1 million, will not cause any compensation to be paid by the Company to be nondeductible.

SALARIES

     Base salary ranges are developed after considering the recommendations of professional compensation consultants who conduct annual compensation surveys of similar companies. Base salaries within these ranges are targeted to be above average and competitive in relation to salaries paid for similar positions in comparable companies. On an annual basis, the Compensation Committee reviews management recommendations for executives' salaries utilizing the results of survey data for comparable executive positions. Individual salary determinations within the established ranges are made based on position accountabilities, experience, sustained individual performance, overall Company performance, and peer comparisons inside and outside the Company, with each factor being weighed reasonably in relation to other factors.

MANAGEMENT PROFIT SHARING

     Under the Management Profit Sharing Plan, which is a part of an overall Employee Profit Sharing Plan approved by the Board of Directors, an individual executive's annual profit share is determined by multiplying the base salary by the product of the Company's percent improvement in earnings per share and a multiple which varies with the executive's accountabilities. The Company uses percent improvement in earnings per share as the performance parameter because it is the principal financial performance measurement used by share investors and the general financial community.

     The plan is intended to motivate executives toward the achievement of goals which are directly aligned with shareholder interests. Officers of the Company participate in this plan with all other key executives. There have been fiscal years when management has temporarily suspended the entire profit share plan or paid only a portion of the plan. A management profit share was paid to executives for fiscal year 2001. Such profit share was payable to executive officers on January 2, 2002, the date the Compensation Committee established for payment.

STOCK OPTIONS

     Stock option plans are used to relate the long-term financial interests of executives with those of shareholders.

     The Company had an Incentive Stock Option Plan which expired on December 31, 1992. Options granted under this plan and shown in the Aggregated Option Exercises in Last Fiscal Year and Fiscal Year-End Option Values Table on page 12 remain outstanding. All stock options granted under this plan were priced at the fair market value of the underlying stock as of the date of the grant.

     The shareholders of the Company, on February 11, 1998, approved a new Stock Option Plan providing for the grant of options which may be "Incentive Stock Options" within the meaning of Section 422 of the Internal Revenue Code of 1986, as amended, or non-qualified stock options, or a combination of both, as determined by the Stock Option Committee. The Stock Option Plan, which will terminate on December 31, 2007, covers a total of 900,000 shares of the Company's Class A common stock, $1.00 par value, reserved for the grant of options to directors, officers, and other key employees. The Stock Option Plan provides that the option price shall be at least equal to the fair market value of the Company's Class A common stock at the time of the grant. The Plan is administered by a committee appointed by the Board of Directors comprised of at least two directors, each of whom is a "Disinterested Board Member."

     During fiscal year 2001, Messrs. Brady, Green, Maskrey, Banta and Aubrecht received options for 12,000, 9,000, 9,000, 9,000 and 9,000 shares, respectively, and all executive officers and directors as a group received options for a total of 87,000 shares. The options granted have an exercise price of $17.08 and are exercisable not less than one year and ending not more than ten years after the date upon which they were granted. See page 11 for table of Option Grants in Last Fiscal Year.

OTHER COMPENSATION PLANS

     In order that the total aggregated compensation package provided officers meets the Company's goals, officers are provided certain additional benefit plans as discussed on pages 12 through 14. These plans are comparable to those provided to executives in companies surveyed by the Company's professional compensation consultants.

COMPENSATION OF THE CHIEF EXECUTIVE OFFICER

     The Compensation Committee determines the Chief Executive Officer's salary and other compensation elements based on performance. The salary is established within a salary range recommended by an independent compensation consulting firm.

     The Company has closely managed its business plans over the past several years in response to changing demands in a more competitive global marketplace. The Company continues to complete strategic acquisitions to strengthen its market position. Management has continued to improve overall financial performance. The fiscal year 2001 results again improved over the prior year.

     Mr. Brady has been Chief Executive Officer since 1988, and Chairman since 1996. His dedicated leadership continues to be a vital guiding force for the Company in meeting the challenges of today's diverse global business environment. His efforts not only have resulted in improved Company performance during fiscal 2001, but positions the Company for continued success in the future.

     The Compensation Committee believes that its actions have been an effective implementation of the Company's overall compensation policies.

                                          John D. Hendrick
                                          James L. Gray
                                          Kraig H. Kayser
                                          Albert F. Myers

          COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

     Messrs. Hendrick, Gray, Myers and Kayser served on the Compensation Committee during the past fiscal year. Mr. Kayser is also President and Chief Executive Officer, a director and a major shareholder of Seneca Foods Corporation ("Seneca"). Mr. Brady, the Company's Chairman, President and Chief Executive Officer, is a director of Seneca.

                             AUDIT COMMITTEE REPORT

     The Audit Committee consists of Messrs. Kayser, Hendrick, Gray and Myers, each of whom is "independent" in accordance with the standards imposed by the New York Stock Exchange. The Audit Committee oversees and monitors the functioning of management and the independent auditors in the Company's financial reporting process.

     In connection with the September 29, 2001 financial statements, the Audit Committee (1) reviewed and discussed the audited financial statements with management, (2) discussed with the auditors the matters required by Statement on Auditing Standards No. 61 and (3) received and discussed with the auditors the matters required by Independence Standards Board Standard No. 1. Based upon these reviews and discussions, the Audit Committee recommended to the Board of Directors that the audited financial statements be included in the Annual Report on Form 10-K filed with the SEC.

                                          Kraig H. Kayser
                                          John D. Hendrick
                                          James L. Gray
                                          Albert F. Myers

                         STOCK PRICE PERFORMANCE GRAPH
                                  1996 - 2001

     The following graph compares the cumulative total shareholder return on the Company's Class A Common Stock with that of the NYSE Composite Index, a major index of the New York Stock Exchange, the AMEX Market Value Index, a major market index of the American Stock Exchange, and the S&P Aerospace/Defense Index, an industry index published by Standard and Poor's Corporation. The comparison for each of the periods assumes that $100 was invested on September 30, 1996 in each of the Company's Class A Common Stock, the stocks included in the NYSE Composite Index, the AMEX Market Value Index and the S&P Aerospace/Defense Index. These indices, which reflect formulas for dividend reinvestment and weighting of individual stocks, do not necessarily reflect returns that could be achieved by individual investors.

                        [CUMULATIVE TOTAL RETURN CHART]

--------------------------------------------------------------------------------------
                                           CUMULATIVE TOTAL RETURN
--------------------------------------------------------------------------------------
                         9/96       9/97       9/98       9/99       9/00       9/01
                        --------------------------------------------------------------
 MOOG INC.                100        178        130        127        134        150
 NYSE COMPOSITE           100        135        137        161        181        148
 AMEX MARKET VALUE        100        125        117        151        188        161
 S&P
  AEROSPACE/DEFENSE       100        124         92         95        126        103

                           SUMMARY COMPENSATION TABLE

     The following tabulation shows information concerning the compensation for services in all capacities to the Company for the fiscal years ended September 29, 2001, September 30, 2000 and September 25, 1999 of the Chief Executive Officer and the other four most highly compensated executive officers at September 29, 2001 (the "Named Executives").

                                            ANNUAL COMPENSATION          SECURITIES
                                      --------------------------------   UNDERLYING    ALL OTHER
                                             SALARY    BONUS    OTHER     OPTIONS     COMPENSATION
NAME AND PRINCIPAL POSITION           YEAR     ($)      ($)      ($)       (#)(1)        ($)(2)
---------------------------           ----   -------   ------   ------   ----------   ------------
Robert T. Brady.....................  2001   522,000   76,689   13,081     12,000         7,892
  Chairman of the Board,              2000   501,000        0   11,672     12,000         7,055
  President, Chief Executive Officer  1999   492,500   68,036   11,928     12,000         5,188
Robert H. Maskrey...................  2001   350,750   51,609   10,687      9,000         4,437
  Executive Vice President,           2000   335,000        0   10,365      9,000         5,685
  Chief Operating Officer             1999   318,447   45,493   10,580      9,000         5,648
Joe C. Green........................  2001   335,000   48,565    5,468      9,000         3,387
  Executive Vice President,           2000   335,000        0    3,304      9,000        30,417
  Chief Administrative Officer        1999   324,613   45,493    3,476      9,000         5,188
Robert R. Banta.....................  2001   320,750   47,115   10,190      9,000         3,078
  Executive Vice President,           2000   308,000        0    3,304      9,000         4,223
  Chief Financial Officer             1999   297,167   41,826    6,753      9,000        63,879
Richard A. Aubrecht.................  2001   277,250   40,737    6,992      9,000         5,290
  Vice Chairman of the Board,         2000   266,000        0    4,357      9,000         6,251
  Vice President                      1999   262,783   36,123    4,538      9,000         5,360

---------------
(1) Securities underlying options have been adjusted to reflect the stock dividend effected in the form of a 3-for-2 stock split on September 21, 2001.

(2) Amounts shown for 2001 include $0, $1,050, $0, $0 and $2,625 representing Company matching contributions to the Company's Savings and Stock Ownership Plan, $0, $0, $0, $0 and $0 representing payments in lieu of vacation and $7,892, $3,387, $3,387, $3,078 and $2,665 representing premiums on group life insurance, paid by the Company on behalf of Messrs. Brady, Maskrey, Green, Banta and Aubrecht, respectively.

                       OPTION GRANTS IN LAST FISCAL YEAR

     Shown below is information as to grants of stock options made during the fiscal year ended September 29, 2001 to the Named Executives.

                                                                                      POTENTIAL REALIZABLE VALUE
                                                 INDIVIDUAL GRANTS                      AT ASSUMED ANNUAL RATES
                                 --------------------------------------------------   OF STOCK PRICE APPRECIATION
                                 NUMBER OF     % OF TOTAL                                FOR OPTION TERM($)(2)
                                 SECURITIES     OPTIONS                               ---------------------------
                                 UNDERLYING    GRANTED TO    EXERCISE                   ASSUMED        ASSUMED
                                  OPTIONS     EMPLOYEES IN   PRICE PER   EXPIRATION   APPRECIATION   APPRECIATION
NAME                             GRANTED(1)   FISCAL YEAR    SHARE($)       DATE         OF 5%          OF 10%
----                             ----------   ------------   ---------   ----------   ------------   ------------
Robert T. Brady................    12,000         13.8%        17.08      11/29/10      128,844        326,724
Robert H. Maskrey..............     9,000         10.3%        17.08      11/29/10       96,633        245,043
Joe C. Green...................     9,000         10.3%        17.08      11/29/10       96,633        245,043
Robert R. Banta................     9,000         10.3%        17.08      11/29/10       96,633        245,043
Richard A. Aubrecht............     9,000         10.3%        17.08      11/29/10       96,633        245,043

---------------
(1) Only Class A stock options were granted in fiscal 2001. These options become exercisable in annual installments as follows: (a) Mr. Brady -- 118 shares on November 29, 2000; 5,853 shares on November 29, 2006; 5,853 shares on November 29, 2007 and 176 shares on November 29, 2008; and (b) Messrs. Maskrey, Green, Banta and Aubrecht -- 4,561 shares on November 29, 2004, and 4,439 shares on November 29, 2005. Securities underlying options granted have been adjusted to reflect the stock dividend effected in the form of a 3-for-2 stock split completed on September 21, 2001.

(2) Potential realizable values are based on the assumed annual growth rates for the ten-year option term. A 5% annual growth rate would result in a stock price of $27.82 at the November 29, 2010 expiration date and a 10% annual growth rate would result in a stock price of $44.30 at the November 29, 2010 expiration date. The amounts set forth are not intended to forecast future appreciation, if any, of the stock price, which will depend on market conditions and the Company's future performance and prospects.

                      AGGREGATED OPTION EXERCISES IN LAST
                 FISCAL YEAR AND FISCAL YEAR-END OPTION VALUES

     Shown below is information concerning exercises of options by the Named Executives during fiscal year 2001 and the number and value of their unexercised options at fiscal year-end. This information includes options granted under the Company's Incentive Stock Option Plan which terminated on December 31, 1992, and options granted under the 1998 Stock Option Plan, which was approved by shareholders in February 1998.

                                                                                                   VALUE OF
                                                                                                 UNEXERCISED
                                                                                                 IN-THE-MONEY
                                                                      NUMBER OF SECURITIES         OPTIONS
                                              SHARES ACQUIRED        UNDERLYING UNEXERCISED       AT FISCAL
                                                ON EXERCISE        OPTIONS AT FISCAL YEAR-END    YEAR-END($)
                                           ---------------------   ---------------------------   ------------
                                                        VALUE        CLASS A        CLASS A        CLASS A
NAME                                       CLASS A   REALIZED($)   EXERCISABLE   UNEXERCISABLE   EXERCISABLE
----                                       -------   -----------   -----------   -------------   ------------
Robert T. Brady..........................  10,500      134,754       32,937         34,563         349,611
Robert H. Maskrey........................   7,500       96,875       29,690         22,060         302,616
Joe C. Green.............................       0            0       21,440         22,060         147,351
Robert R. Banta..........................   4,200       12,949        9,740         22,060           2,333
Richard A. Aubrecht......................   7,500       96,875       29,690         22,060         302,616

                           EMPLOYEES' RETIREMENT PLAN

     Under the Company's Employees' Retirement Plan, benefits are payable monthly upon retirement to participating employees of the Company based upon compensation and years of service and subject to limitations imposed by the Employee Retirement Income Security Act of 1974 ("ERISA"). The Employees' Retirement Plan is administered by a Retirement Plan Committee and covers all employees with one year of service and a minimum of 1,000 hours of employment.

     Benefits payable under the Plan are determined on the basis of compensation and credited years of service. It is a career average plan. Effective January 1, 1998, Plan compensation for prior service as of October 1, 1990, is the base annual rate of pay, plus overtime pay and shift differential compensation for calendar year 1989, or the base annual rate of pay as of January 1, 1988, if higher. Future service compensation is the basic annual rate of pay for the preceding plan year plus overtime and shift differential compensation, limited to $200,000 (as indexed) through September 30, 1994, and $150,000 (as indexed) thereafter.

     The prior service benefit is 1.15% of the first $20,000 of prior service compensation, plus 1.75% of the excess, multiplied by prior service, but not less than the accrued benefit as of September 30, 1990, determined under the prior Plan.

     The future service benefit for each year of credited service is 1.15% of the first $20,000 of future service compensation for such year, plus 1.75% of the excess. Any participant with five years or more of service receives a minimum pension of $2,400 per year, reduced pro rata for credited service of less than 15 years.

                          SUPPLEMENTAL RETIREMENT PLAN

     The Company also has a Supplemental Retirement Plan applicable to eligible officers of the Company with at least 10 years of continuous service upon retirement at age 65 or older.

     The Supplemental Retirement Plan provides benefits for an eligible officer at age 65 with 25 years of service equal to 65% of the average of the highest consecutive three year base salary of such officer prior to retirement, less any benefits payable under the Employees' Retirement Plan, and also less the primary Social Security benefit of such officer at age 65. An officer 60 or more years of age, whose combined chronological age and years of service equal or exceed 90, may elect early retirement and receive reduced benefits. A reduced benefit is available for officers 65 years of age with between 10 and 25 years of service.

     A participant's benefits are vested in the event of an involuntary termination of employment other than for cause, as defined in the Supplemental Retirement Plan. For purposes of the Supplemental Retirement Plan, a change in duties, responsibilities, status, pay or perquisites which follows a change of control of the Company, as defined therein, is deemed an involuntary termination.

     The projected annual benefits, assuming level continuation of earnings, payable at normal age 65 retirement for each of the Named Executives under the Employees' Retirement Plan and the Supplemental Retirement Plan are:

                                              PROJECTED ANNUAL
                                                   BENEFIT
                                              PAYABLE AT NORMAL
NAME                                           RETIREMENT AGE
----                                          -----------------
Robert T. Brady.............................      $303,756
Joe C. Green................................       195,508
Robert H. Maskrey...........................       194,171
Robert R. Banta.............................       171,755
Richard A. Aubrecht.........................       152,223

                   EMPLOYMENT TERMINATION BENEFITS AGREEMENTS

     Certain executive officers of the Company, including those named in the Summary Compensation Table, have entered into Employment Termination Benefits Agreements (the "Termination Agreements") with the Company.

     The Termination Agreements provide that upon death, disability or retirement, the executive will receive those benefits provided to him by the Company under all its benefit plans. Where employment is terminated for cause, as defined in the Termination Agreements, the executive is entitled to the cash equivalent of any unutilized vacation, but is not entitled to participate in any profit share award or incentive compensation payable after the date of termination. In such circumstances, the right to exercise any stock options is also terminated. Upon a voluntary termination, the executive receives employment benefits up to the date of termination, as well as the cash value of any unutilized vacation benefits and stock options may be exercised. In the event of a voluntary termination, the executive is not entitled to receive any profit share award or incentive compensation payable after termination.

     Upon an involuntary termination other than for cause, the executive is immediately vested under the Supplemental Retirement Plan and is entitled to receive for one year, certain perquisites and insurance benefits. The executive also receives amounts otherwise payable under the Management Profit Sharing Plan. Stock options may be exercised, or if not then exercisable, the executive is entitled to cash in an amount equal to the difference between the then current market value of the Company Common Stock underlying the option and the option's exercise price. The executive is entitled to the cash value of unutilized vacation benefits, as well as to the continuation of base compensation plus profit share and any bonus for between 12 and 36 months, based on years of service. Where involuntary termination occurs by reason of a change of control of the Company, as defined in the Termination Agreements, the executive receives the benefits otherwise provided for an involuntary termination, with accelerated vesting of compensation continuation.

     During the term of the Termination Agreements, and in the event of involuntary termination upon a change of control, until the last payment to the executive is made under the Termination Agreements, the executive may not compete with the Company.

                DIRECTORS AND OFFICERS INDEMNIFICATION INSURANCE

     On October 25, 2001, the Company renewed an officers and directors indemnification insurance policy written by The Chubb Group. The renewal was for a one-year period at an annual premium of $113,900. The policy provides indemnification benefits and the payment of expenses in actions instituted against any director or officer of the Company for claimed liability arising out of their conduct in such capacities. No payments or claims of indemnification or expenses have been made under any such insurance policies purchased by the Company at any time.

                PROPOSAL 2 -- SELECTION OF INDEPENDENT AUDITORS

     The Board of Directors, on recommendation of the Audit Committee, has selected KPMG LLP, independent certified public accountants, to continue as independent auditors of the Company for fiscal year 2002. Representatives of KPMG LLP are expected to attend the shareholders meeting, will be available to respond to appropriate questions and will be given the opportunity to make a statement if they so desire.

                                   AUDIT FEES

     The following table sets forth the fees billed to the Company for the year ended September 29, 2001 by the Company's independent accountants, KPMG LLP:

Audit Fees..................................................  $294,000
                                                              --------
Financial Information Systems Design and Implementation
  Fees......................................................        --
                                                              --------
All Other Fees..............................................   325,000
                                                              --------
Total.......................................................  $619,000
                                                              ========

     THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" RATIFICATION OF KPMG LLP AS AUDITORS FOR FISCAL YEAR 2002.

               PROPOSALS OF SHAREHOLDERS FOR 2003 ANNUAL MEETING

     To be considered for inclusion in the proxy materials for the 2003 Annual Meeting of Shareholders, shareholder proposals must be received by the Secretary of the Company prior to September 6, 2002. With respect to shareholder proposals not submitted for inclusion in the proxy materials for that meeting, if notice of such a proposal is not received prior to November 22, 2002, the proxy for the 2003 Annual Meeting will confer discretionary authority to vote on any such proposal.

                                 OTHER MATTERS

     As of the date of this Proxy Statement, the Board of Directors does not intend to present, and has not been informed that any other person intends to present, any matter for action at this meeting other than those specifically referred to in this Proxy Statement. If other matters properly come before the meeting, it is intended that the holders of the proxies will act with respect thereto in accordance with their best judgment.

     The cost of this solicitation of proxies will be borne by the Company. The Company may request brokerage houses, nominees, custodians and fiduciaries to forward soliciting material to the beneficial owners of stock held of record, and will reimburse such persons for any reasonable expense in forwarding the material. In addition, officers, directors and employees of the Company may solicit proxies personally or by telephone and will not receive any additional compensation.

     Copies of the 2001 Annual Report of the Company, which include the Company's Annual Report on Form 10-K for fiscal 2001, are being mailed to shareholders, together with this Proxy Statement, proxy card and Notice of Annual Meeting of Shareholders. Additional copies may be obtained from the Treasurer of the Company, East Aurora, New York 14052.

                                          By Order of the Board of Directors

                                          JOHN B. DRENNING, Secretary

Dated:  East Aurora, New York
       January 3, 2002

                                                         PLEASE MARK
                                                        YOUR VOTES AS   [X]
                                                         INDICATED IN
                                                         THIS EXAMPLE




                                      No. 1

                              Election of Director

                                             WITHHOLD
                              FOR            AUTHORITY
                            nominee       for the nominee
                              [ ]                [ ]

              The Board of Directors recommends that you vote FOR:
                    CLASS A DIRECTOR - TERM EXPIRING IN 2005
                               01 Robert T. Brady

              The Board of Directors recommends that you vote FOR:

                                      No. 2

             Ratification of KPMG LLP as auditors for the year 2002

                          FOR        AGAINST        ABSTAIN
                          [ ]          [ ]             [ ]


                                      No. 3

In their discretion, the proxies are authorized to vote upon any other matters of business which may properly come before the meeting, or any adjournment(s) thereof.

                    Dated:________________________________________________, 2002

                    ____________________________________________________________

                    ____________________________________________________________
                                   (Signature of Shareholder(s))

Please sign, date and return your voting card by 1/18/02 in the enclosed envelope which requires no postage. Please date and sign your name as the name appears on this proxy. Joint owners should each sign. If the signer is a corporation, please sign full name by duly authorized officer. Executors, administrators, trustees, etc. should give full title as such.


--------------------------------------------------------------------------------
                            - FOLD AND DETACH HERE -


                      VOTE BY INTERNET OR TELEPHONE OR MAIL
                          24 HOURS A DAY, 7 DAYS A WEEK

    YOUR TELEPHONE OR INTERNET VOTE AUTHORIZES THE NAMED PROXIES TO VOTE YOUR
      SHARES IN THE SAME MANNER AS IF YOU MARKED, SIGNED AND RETURNED YOUR
                                  PROXY CARD.


--------------------------------------------------------------------------------
                                    INTERNET
                           http://www.eproxy.com/moga

Use the Internet to vote your proxy. Have your proxy card in hand when you access the web site. You will be prompted to enter your control number, located in the box below, to create and submit an electronic ballot.
--------------------------------------------------------------------------------
                                       OR

--------------------------------------------------------------------------------
                                    TELEPHONE
                                 1-800-435-6710

Use any touch-tone telephone to vote your proxy. Have your proxy card in hand when you call. You will be prompted to enter your control number, located in the box below, and then follow the directions given.
--------------------------------------------------------------------------------

                                       OR

--------------------------------------------------------------------------------
                                      MAIL


Mark, sign and date your proxy card and return it in the enclosed postage-paid envelope.
--------------------------------------------------------------------------------


             IF YOU VOTE YOUR PROXY BY INTERNET OR BY TELEPHONE, YOU
                    DO NOT NEED TO MAIL BACK YOUR PROXY CARD.

                                   MOOG INC.
          PROXY SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS
                     ANNUAL MEETING OF SHAREHOLDERS TO BE HELD
                        FEBRUARY 6, 2002 AT 9:15 A.M.
                        ALBRIGHT-KNOX ART GALLERY
                           1285 ELMWOOD AVENUE
                            BUFFALO, NEW YORK
                              CLASS A SHARES



         The undersigned hereby directs HSBC Bank USA, Trustee of the MOOG INC. Savings & Stock Ownership Plan, to vote all shares of Class A common stock of MOOG INC. held for the benefit of the undersigned and entitled to vote at the Annual Meeting of Shareholders to be held on February 6, 2002, and at all adjournments thereof, in the transaction of such business as may properly come before the meeting, and particularly the matters stated on the reverse side of this card, all in accordance with and as more fully described in the accompanying Proxy Statement.

         THE CLASS A SHARES REPRESENTED BY THIS PROXY WILL BE VOTED AS DIRECTED ON THE REVERSE SIDE OF THIS CARD, OR IF NO DIRECTION IS GIVEN, THEY WILL BE VOTED BY THE TRUSTEE AS DIRECTED BY THE INVESTMENT COMMITTEE OF THE PLAN. YOUR VOTE WILL BE KEPT CONFIDENTIAL.


                                  (See Reverse)


--------------------------------------------------------------------------------
                            - FOLD AND DETACH HERE -







                                    MOOG INC.



                    ANNUAL MEETING OF SHAREHOLDERS TO BE HELD



                           Wednesday, February 6, 2002
                                    9:15 a.m.
                            Albright-Knox Art Gallery
                               1285 Elmwood Avenue
                                Buffalo, New York

                                                         PLEASE MARK
                                                        YOUR VOTES AS   [X]
                                                         INDICATED IN
                                                         THIS EXAMPLE




                                      No. 1

                              Election of Director

                                             WITHHOLD
                              FOR            AUTHORITY
                            nominee       for the nominee
                              [ ]                [ ]

              The Board of Directors recommends that you vote FOR:
                    CLASS A DIRECTOR - TERM EXPIRING IN 2005
                               01 Robert T. Brady

              The Board of Directors recommends that you vote FOR:

                                      No. 2

             Ratification of KPMG LLP as auditors for the year 2002

                          FOR        AGAINST        ABSTAIN
                          [ ]          [ ]             [ ]


                                      No. 3

In their discretion, the proxies are authorized to vote upon any other matters of business which may properly come before the meeting, or any adjournment(s) thereof.

                    Dated:________________________________________________, 2002

                    ____________________________________________________________

                    ____________________________________________________________
                                   (Signature of Shareholder(s))

Please sign, date and return your voting card by 1/18/02 in the enclosed envelope which requires no postage. Please date and sign your name as the name appears on this proxy. Joint owners should each sign. If the signer is a corporation, please sign full name by duly authorized officer. Executors, administrators, trustees, etc. should give full title as such.


--------------------------------------------------------------------------------
                            - FOLD AND DETACH HERE -


                      VOTE BY INTERNET OR TELEPHONE OR MAIL
                          24 HOURS A DAY, 7 DAYS A WEEK

    YOUR TELEPHONE OR INTERNET VOTE AUTHORIZES THE NAMED PROXIES TO VOTE YOUR
      SHARES IN THE SAME MANNER AS IF YOU MARKED, SIGNED AND RETURNED YOUR
                                  PROXY CARD.


--------------------------------------------------------------------------------
                                    INTERNET
                           http://www.eproxy.com/moga

Use the Internet to vote your proxy. Have your proxy card in hand when you access the web site. You will be prompted to enter your control number, located in the box below, to create and submit an electronic ballot.
--------------------------------------------------------------------------------
                                       OR

--------------------------------------------------------------------------------
                                    TELEPHONE
                                 1-800-435-6710

Use any touch-tone telephone to vote your proxy. Have your proxy card in hand when you call. You will be prompted to enter your control number, located in the box below, and then follow the directions given.
--------------------------------------------------------------------------------

                                       OR

--------------------------------------------------------------------------------
                                      MAIL


Mark, sign and date your proxy card and return it in the enclosed postage-paid envelope.
--------------------------------------------------------------------------------


             IF YOU VOTE YOUR PROXY BY INTERNET OR BY TELEPHONE, YOU
                    DO NOT NEED TO MAIL BACK YOUR PROXY CARD.

                                    MOOG INC.
               PROXY SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS
                    ANNUAL MEETING OF SHAREHOLDERS TO BE HELD
                          FEBRUARY 6, 2002 AT 9:15 A.M.
                            ALBRIGHT-KNOX ART GALLERY
                               1285 ELMWOOD AVENUE
                                BUFFALO, NEW YORK
                                 CLASS A SHARES


         The undersigned hereby directs Richard A. Aubrecht, Robert T. Brady and John B. Drenning, and each of them, attorneys and proxies each with full power of substitution to vote all shares of Class A common stock of MOOG INC. held by the undersigned and entitled to vote at the Annual Meeting of Shareholders to be held on February 6, 2002, and at all adjournments thereof, in the transaction of such business as may properly come before the meeting, and particularly the matters stated on the reverse side of this card, all in accordance with and as more fully described in the accompanying Proxy Statement.

         It is understood that this proxy may be revoked at any time insofar as it has not been exercised and that the shares may be voted in person if the undersigned attends the meeting.

         THE CLASS A SHARES REPRESENTED BY THIS PROXY WILL BE VOTED AS DIRECTED ON THE REVERSE SIDE OF THIS CARD, OR IF NO DIRECTION IS GIVEN, THEY WILL BE VOTED FOR THE NOMINEE LISTED IN ITEM 1 AND FOR ITEM 2.

                                  (See Reverse)


--------------------------------------------------------------------------------
                            - FOLD AND DETACH HERE -









                                    MOOG INC.



                    ANNUAL MEETING OF SHAREHOLDERS TO BE HELD

                           Wednesday, February 6, 2002
                                    9:15 a.m.
                            Albright-Knox Art Gallery
                               1285 Elmwood Avenue
                                Buffalo, New York

                                                         PLEASE MARK
                                                        YOUR VOTES AS   [X]
                                                         INDICATED IN
                                                         THIS EXAMPLE




                                      No. 1

                              Election of Director

                                             WITHHOLD
                              FOR            AUTHORITY
                            nominee       for the nominee
                              [ ]                [ ]

              The Board of Directors recommends that you vote FOR:
                    CLASS B DIRECTOR - TERM EXPIRING IN 2005
                                01 Joe C. Green



              The Board of Directors recommends that you vote FOR:

                                      No. 2

             Ratification of KPMG LLP as auditors for the year 2002

                          FOR        AGAINST        ABSTAIN
                          [ ]          [ ]             [ ]


                                      No. 3

In their discretion, the proxies are authorized to vote upon any other matters of business which may properly come before the meeting, or any adjournment(s) thereof.

                    Dated:________________________________________________, 2002

                    ____________________________________________________________

                    ____________________________________________________________
                                   (Signature of Shareholder(s))

Please sign, date and return your voting card by 1/18/02 in the enclosed envelope which requires no postage. Please date and sign your name as the name appears on this proxy. Joint owners should each sign. If the signer is a corporation, please sign full name by duly authorized officer. Executors, administrators, trustees, etc. should give full title as such.


--------------------------------------------------------------------------------
                            - FOLD AND DETACH HERE -


                      VOTE BY INTERNET OR TELEPHONE OR MAIL
                          24 HOURS A DAY, 7 DAYS A WEEK

    YOUR TELEPHONE OR INTERNET VOTE AUTHORIZES THE NAMED PROXIES TO VOTE YOUR
      SHARES IN THE SAME MANNER AS IF YOU MARKED, SIGNED AND RETURNED YOUR
                                  PROXY CARD.


--------------------------------------------------------------------------------
                                    INTERNET
                           http://www.eproxy.com/moga

Use the Internet to vote your proxy. Have your proxy card in hand when you access the web site. You will be prompted to enter your control number, located in the box below, to create and submit an electronic ballot.
--------------------------------------------------------------------------------
                                       OR

--------------------------------------------------------------------------------
                                    TELEPHONE
                                 1-800-435-6710

Use any touch-tone telephone to vote your proxy. Have your proxy card in hand when you call. You will be prompted to enter your control number, located in the box below, and then follow the directions given.
--------------------------------------------------------------------------------

                                       OR

--------------------------------------------------------------------------------
                                      MAIL


Mark, sign and date your proxy card and return it in the enclosed postage-paid envelope.
--------------------------------------------------------------------------------


             IF YOU VOTE YOUR PROXY BY INTERNET OR BY TELEPHONE, YOU
                    DO NOT NEED TO MAIL BACK YOUR PROXY CARD.

                                    MOOG INC.
               PROXY SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS
                    ANNUAL MEETING OF SHAREHOLDERS TO BE HELD
                          FEBRUARY 6, 2002 AT 9:15 A.M.
                            ALBRIGHT-KNOX ART GALLERY
                               1285 ELMWOOD AVENUE
                                BUFFALO, NEW YORK
                                 CLASS B SHARES


         The undersigned hereby directs Richard A. Aubrecht, Robert T. Brady and John B. Drenning, and each of them, attorneys and proxies each with full power of substitution to vote all shares of Class B common stock of MOOG INC. held by the undersigned and entitled to vote at the Annual Meeting of Shareholders to be held on February 6, 2002, and at all adjournments thereof, in the transaction of such business as may properly come before the meeting, and particularly the matters stated on the reverse side of this card, all in accordance with and as more fully described in the accompanying Proxy Statement.

         It is understood that this proxy may be revoked at any time insofar as it has not been exercised and that the shares may be voted in person if the undersigned attends the meeting.

         THE CLASS B SHARES REPRESENTED BY THIS PROXY WILL BE VOTED AS DIRECTED ON THE REVERSE SIDE OF THIS CARD, OR IF NO DIRECTION IS GIVEN, THEY WILL BE VOTED FOR THE NOMINEE LISTED IN ITEM 1 AND FOR ITEM 2.

                                  (See Reverse)


--------------------------------------------------------------------------------
                            - FOLD AND DETACH HERE -









                                    MOOG INC.



                    ANNUAL MEETING OF SHAREHOLDERS TO BE HELD

                           Wednesday, February 6, 2002
                                    9:15 a.m.
                            Albright-Knox Art Gallery
                               1285 Elmwood Avenue
                                Buffalo, New York

                              Election of Director

                                             WITHHOLD
                              FOR            AUTHORITY
                            nominee       for the nominee
                              [ ]                [ ]

              The Board of Directors recommends that you vote FOR:
                    CLASS B DIRECTOR - TERM EXPIRING IN 2005
                                01 Joe C. Green



              The Board of Directors recommends that you vote FOR:

                                      No. 2

             Ratification of KPMG LLP as auditors for the year 2002

                          FOR        AGAINST        ABSTAIN
                          [ ]          [ ]             [ ]


                                      No. 3

In their discretion, the proxies are authorized to vote upon any other matters of business which may properly come before the meeting, or any adjournment(s) thereof.

                    Dated:________________________________________________, 2002

                    ____________________________________________________________

                    ____________________________________________________________
                                   (Signature of Shareholder(s))

Please sign, date and return your voting card by 1/18/02 in the enclosed envelope which requires no postage. Please date and sign your name as the name appears on this proxy. Joint owners should each sign. If the signer is a corporation, please sign full name by duly authorized officer. Executors, administrators, trustees, etc. should give full title as such.


--------------------------------------------------------------------------------
                            - FOLD AND DETACH HERE -


                      VOTE BY INTERNET OR TELEPHONE OR MAIL
                          24 HOURS A DAY, 7 DAYS A WEEK

    YOUR TELEPHONE OR INTERNET VOTE AUTHORIZES THE NAMED PROXIES TO VOTE YOUR
      SHARES IN THE SAME MANNER AS IF YOU MARKED, SIGNED AND RETURNED YOUR
                                  PROXY CARD.


--------------------------------------------------------------------------------
                                    INTERNET
                           http://www.eproxy.com/moga

Use the Internet to vote your proxy. Have your proxy card in hand when you access the web site. You will be prompted to enter your control number, located in the box below, to create and submit an electronic ballot.
--------------------------------------------------------------------------------
                                       OR

--------------------------------------------------------------------------------
                                    TELEPHONE
                                 1-800-435-6710

Use any touch-tone telephone to vote your proxy. Have your proxy card in hand when you call. You will be prompted to enter your control number, located in the box below, and then follow the directions given.
--------------------------------------------------------------------------------

                                       OR

--------------------------------------------------------------------------------
                                      MAIL


Mark, sign and date your proxy card and return it in the enclosed postage-paid envelope.
--------------------------------------------------------------------------------


             IF YOU VOTE YOUR PROXY BY INTERNET OR BY TELEPHONE, YOU
                    DO NOT NEED TO MAIL BACK YOUR PROXY CARD.

                                   MOOG INC.
          PROXY SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS
                     ANNUAL MEETING OF SHAREHOLDERS TO BE HELD
                        FEBRUARY 6, 2002 AT 9:15 A.M.
                        ALBRIGHT-KNOX ART GALLERY
                           1285 ELMWOOD AVENUE
                            BUFFALO, NEW YORK
                              CLASS B SHARES



         The undersigned hereby directs HSBC Bank USA, Trustee of the MOOG INC. Savings & Stock Ownership Plan, to vote all shares of Class B common stock of MOOG INC. held for the benefit of the undersigned and entitled to vote at the Annual Meeting of Shareholders to be held on February 6, 2002, and at all adjournments thereof, in the transaction of such business as may properly come before the meeting, and particularly the matters stated on the reverse side of this card, all in accordance with and as more fully described in the accompanying Proxy Statement.

         THE CLASS B SHARES REPRESENTED BY THIS PROXY WILL BE VOTED AS DIRECTED ON THE REVERSE SIDE OF THIS CARD, OR IF NO DIRECTION IS GIVEN, THEY WILL BE VOTED BY THE TRUSTEE AS DIRECTED BY THE INVESTMENT COMMITTEE OF THE PLAN. YOUR VOTE WILL BE KEPT CONFIDENTIAL.


                                  (See Reverse)


--------------------------------------------------------------------------------
                            - FOLD AND DETACH HERE -







                                    MOOG INC.



                    ANNUAL MEETING OF SHAREHOLDERS TO BE HELD



                           Wednesday, February 6, 2002
                                    9:15 a.m.
                            Albright-Knox Art Gallery
                               1285 Elmwood Avenue
                                Buffalo, New York